UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):   January 3, 2011

   ECO ENERGY PUMPS, INC.
(formerly known as Eco Energy Pumps, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-158203	26-3550371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

112 North Curry Street, Carson City, Nevada	89703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (775) 284-3713

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.            Previous Independent Registered Public Accounting Firm.

On January 3, 2011, the Board of Directors of the Registrant dismissed its independent registered public accounting firm, Seale and Beers, CPAs (“Seale and Beers”).  None of the reports of Seale & Beers on the Registrant’s financial statements for either of the past two years and the interim period from October 31, 2009, the date of the last audited financial statements, through July 31, 2010, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the period ended October 31, 2009 contained a going concern qualification in the Registrant's audited financial statements.

During the Registrant's most recent fiscal years and the subsequent interim period through January 3, 2011, the date of dismissal, there were no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Seale and Beers, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Registrant’s financial statements.

On January 4, 2011, the Registrant approved the engagement Albert Wong & Co. (“Wong & Co.”) as its new independent registered public accountants. The Registrant did not consult Wong & Co. regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Registrant’s financial statements.

The Registrant has made the contents of its Form 8-K available to Seale and Beers and requested it to furnish a letter to the Commission as to whether Seale and Beers agrees or disagrees with, or wishes to clarify the Registrant's expression of their views.  As of the date hereof, Seale and Beers has not responded to our requests to furnish a letter to the Commission.  Upon receipt of such letter, the Registrant shall include same as an exhibit in an amendment to this Form 8-K/A.

2.            New Independent Registered Public Accounting Firm.

On January 4, 2011, the Registrant engaged Wong & Co. as its new independent certified public accounting firm to audit the Registrant’s financial statements for the fiscal year ended October 31, 2010. Prior to such engagement, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Energy Pumps, Inc.

Date: January 4, 2011	By:	/s/ Xiu Liang Zhang
Name: Xiu Liang Zhang
Title: President